Fiscal Year Ended April 30, 2016

• Increase same-store grocery and other merchandise sales 6.2% with a margin of 32% • Increase same-store prepared food and fountain sales 10.2% with a margin of 62.5% • Increase same-store fuel gallons 2% with a margin of 18.4¢ per gallon • Build or acquire 77 to 116 stores. Replace 35 stores and remodel 100 stores

FY2015 FY2016 Gallons sold 1.8 billion 2.0 billion Margin 19.3¢ 19.6¢ Gross profit $351 million $382 million

Same Store Gallons Gallons Sold Margin Gross Profit 3.1% 536 million 19.5¢ $104 million

FY2015 FY2016 Sales $1.8 billion $2.0 billion Margin 32.1% 31.9% Gross profit $576 million $629 million

Same Store Sales Sales Margin Gross Profit 4.7% $566 million 31.6% $179 million

FY2015 FY2016 Sales $781 million $881 million Margin 59.7% 62.5% Gross profit $466 million $550 million

Same Store Sales Revenue Margin Gross Profit 5.1% $244 million 62.8% $153 million

Cash & cash equivalents $76 million Long-term debt $823 million Shareholders’ equity $1.1 billion

As of April 30, 2016 Number of Stores 24-hours 942 Pizza delivery 441 Major remodels 361

New store construction & acquisitions $222 - $339 million Replacements $76 million Maintenance & remodeling $158 million Transportation & information systems $41 million Total $497 - $614 million

$38.90 $46.93 $57.99 $68.45 $82.18 $112.00 $120.00 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 04/30/11 04/30/12 04/30/13 04/30/14 04/30/15 04/30/16 Current

$0.505 $0.60 $0.66 $0.72 $0.80 $0.88 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 04/30/11 04/30/12 04/30/13 04/30/14 04/30/15 04/30/16

CASEY'S GENERAL STORE

Annual Shareholders' Meeting
Casey's General Stores, Inc.

Fiscal Year Ended April 30, 2016


CASEY'S
GENERAL STORE
CASEY'S
"A convenience store and a whole lot more"
CASEY'S



Fiscal Year 2017 Goals

- Increase same-store grocery and other merchandise sales 6.2% with a margin of 32%
- Increase same-store prepared food and fountain sales 10.2% with a margin of 62.5%
- Increase same-store fuel gallons 2% with a margin of 18.4¢ per gallon
- Build or acquire 77 to 116 stores. Replace 35 stores and remodel 100 stores

CASEY'S

GENERAL STORE ®

Fuel

	FY2015	FY2016
Gallons sold	1.8 billion	2.0 billion
Margin	19.3¢	19.6¢
Gross profit	$351 million	$382 million

Q1 Fiscal 2017
Fuel

Same Store Gallons	Gallons Sold	Margin	Gross Profit
3.1%	536 million	19.5¢	$104 million

Grocery and Other Merchandise

	FY2015	FY2016
Sales	$1.8 billion	$2.0 billion
Margin	32.1%	31.9%
Gross profit	$576 million	$629 million

Q1 Fiscal 2017
Grocery and Other Merchandise

Same Store Sales	Sales	Margin	Gross Profit
4.7%	$566 million	31.6%	$179 million

Prepared Food and Fountain

	FY2015	FY2016
Sales	$781 million	$881 million
Margin	59.7%	62.5%
Gross profit	$466 million	$550 million

CASEY'S GENERAL STORE

Q1 Fiscal 2017
Prepared Food and Fountain

Same Store Sales	Revenue	Margin	Gross Profit
5.1%	$244 million	62.8%	$153 million

CASEY'S GENERAL STORE


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CASEY'S

GENERAL STORE

Fiscal 2016
Balance Sheet

Cash & cash equivalents	$76 million
Long-term debt	$823 million
Shareholders' equity	$1.1 billion

CASEY'S GENERAL STORE

Strategic Growth Programs

As of April 30, 2016	Number of Stores
24-hours	942
Pizza delivery	441
Major remodels	361

Fiscal 2017
Capital Expenditure Budget

New store construction & acquisitions	$222 - $339 million
Replacements	$76 million
Maintenance & remodeling	$158 million
Transportation & information systems	$41 million
Total	$497 - $614 million

Stock Price Performance



$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
CAGR 24%
$38.90
$46.93
$57.99
$68.45
$82.18
$112.00
$120.00
04/30/11
04/30/12
04/30/13
04/30/14
04/30/15
04/30/16
Current

Dividend



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
CAGR 12%
$0.505
$0.60
$0.66
$0.72
$0.80
$0.88
04/30/11
04/30/12
04/30/13
04/30/14
04/30/15
04/30/16

CASEY'S GENERAL STORE

CASEY'S

GENERAL STORE ®